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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 8, 2004
                              (SEPTEMBER 8, 2004)



                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-20117                 13-3532643
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


                6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS 77401
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 796-8822



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         Encysive Pharmaceuticals Inc. (the "Company") today announced it has completed enrolling 240 patients in the Company's multi-center, pivotal, Phase III STRIDE-2 (Sitaxsentan To Relieve ImpaireD Exercise) trial to evaluate the safety and efficacy of ThelinTM (sitaxsentan) in patients with pulmonary arterial hypertension. Enrollment will continue through September 10, 2004 in order to accept patients still in screening. The press release is filed as an exhibit to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         99.1     Press Release.



                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ENCYSIVE PHARMACEUTICALS INC.



Date September 8, 2004                          /s/ Stephen L. Mueller
                                                    Stephen L. Mueller
                                              Vice President, Finance and
                                        Administration Secretary and Treasurer


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                                 EXHIBIT INDEX



Exhibit
Number               Description
-------              -----------

 99.1                Press Release.